Exhibit 99.1

THE LGL GROUP, INC. ANNOUNCES TERMS OF SUBSCRIPTION RIGHTS OFFERING

ORLANDO, Florida (May 22, 2026) The LGL Group, Inc. (NYSE American: LGL, LGL WS) ("LGL Group" or the "Company") today announced the terms of its previously announced transferable subscription rights offering (the "Rights Offering").

The transferable subscription rights (each, a "Right" and, collectively, the "Rights") are being issued with the following features:

•	One Right to purchase one share of the Company's common stock, par value $0.01 per share ("Common Stock");
•	Record date of 5:00 p.m., Eastern Time, on June 4, 2026 (the "Record Date");
•	Rights will trade on the NYSE American under symbol "LGL RT" and are transferable;
•	Regular-way trading begins on June 8, 2026, and trading ceases at market close on June 22, 2026, unless extended;
•	Rights will expire on June 23, 2026 at 5:00 p.m., Eastern Time, unless extended; and
•	Rights Offering, if fully subscribed, will raise approximately $44.6 million.

Pursuant to the Rights Offering, the Company intends to distribute, at no charge, transferable Rights to holders of record of the Company's Common Stock, as of the Record Date, to purchase up to an aggregate 6,540,435 shares of the Company's Common Stock. Each common stockholder as of the Record Date will receive one (1) Right for each share of Common Stock owned as of the record date (the "Rights Offering"). One (1) Right can be exercised to purchase one (1) share of Common Stock at a subscription price that has yet to be determined. The subscription price is expected to be equal to the greater of: (i) a discount of not less than 1% and not more than 5% to the average of the daily volume-weighted average prices ("VWAP") of the Common Stock over the thirty (30) consecutive trading days ending on and including the day prior to the Record Date (or June 3, 2026); or (ii) $6.81, the Company's book value attributable to LGL Group common stockholders per share as of March 31, 2026. The Company intends for the Rights to be listed for trading during the subscription period on the NYSE American. Proceeds from the Rights Offering may be used to advance a broader defense technology and resilient infrastructure strategy, including opportunities related to precision timing and frequency and adjacent critical technologies.

Each Rights holder that is a stockholder of record as of the Record Date and that exercises in full its basic subscription right may also subscribe for any shares of Common Stock that remain unsubscribed at the expiration of the Rights Offering, subject to certain limitations (the "over-subscription privilege"). If aggregate subscriptions (basic subscriptions plus over-subscriptions) exceed the number of shares of Common Stock offered in the Rights Offering, then shares available pursuant to the over-subscription privilege will be allocated among Rights holders exercising their respective over-subscription privileges, subject to availability and proration. Rights acquired in the secondary market will not be entitled to participate in the over-subscription privilege.

Assuming the Rights Offering is fully subscribed, the Company currently expects the gross proceeds of the Rights Offering to be approximately $44.6 million.

Trading in the Rights on NYSE American is expected to begin on a "when-issued basis" under symbol "LGL RTWI" on or about June 3, 2026. Trading in the Rights on the NYSE American is expected to begin on a "regular way" basis on or about June 8, 2026, under the symbol "LGL RT" and continue until the close of trading on NYSE American on June 22, 2026 (or, if the Rights Offering is extended, on the business day immediately prior to the extended expiration date). The Rights Offering is currently expected to commence promptly after the Record Date and to expire at 5:00 p.m., Eastern Time, on June 23, 2026, unless extended by the Company. The Company may extend the expiration date for any reason and for up to 30 days at the discretion of the Company’s Board of Directors.

Rights holders may exercise their Rights pursuant to the terms of a subscription rights certificate, the form of which was included as an exhibit to the Company’s registration statement on Form S-1 (File No. 333-295925) (the "Registration Statement") initially filed with the U.S. Securities and Exchange Commission (the "SEC") on May 14, 2026.

About The LGL Group, Inc.

The LGL Group, Inc. ("LGL," "LGL Group," or the "Company") is a holding company engaged in services, merchant investment and manufacturing business activities. Precise Time and Frequency, LLC ("PTF") is a globally positioned producer of industrial Electronic Instruments and commercial products and services. Founded in 2002, PTF operates from our design and manufacturing facility in Wakefield, Massachusetts. Lynch Capital International LLC is focused on the development of value through investments.

LGL Group was incorporated in 1928 under the laws of the State of Indiana, and in 2007, the Company was reincorporated under the laws of the State of Delaware as The LGL Group, Inc. The Company maintain its executive offices at 2525 Shader Road, Orlando, Florida 32804. Its telephone number is (407) 298-2000 and our Internet address is www.lglgroup.com. LGL Group common stock is traded on the NYSE American under the symbol "LGL."

LGL Group's business strategy is primarily focused on growth through expanding new and existing operations across diversified industries. The Company's engineering and design origins date back to the early 1900s. In 1917, Lynch Glass Machinery Company ("Lynch Glass"), the predecessor of LGL Group, was formed and emerged in the late 1920s as a successful manufacturer of glass-forming machinery. Lynch Glass was then renamed Lynch Corporation ("Lynch") and was incorporated in 1928 under the laws of the State of Indiana. In 1946, Lynch was listed on the "New York Curb Exchange," the predecessor to the NYSE American. The Company has a had a long history of owning and operating various businesses in the precision engineering, manufacturing, and services sectors.

Cautionary Note Concerning Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, such as those pertaining to the Company’s plans, goals, objectives, outlook, expectations and intentions with respect to the proposed Rights Offering, including the anticipated size, timing, subscription price, proceeds and use of such proceeds thereof. All statements other than statements of current or historical fact contained in this press release are forward-looking statements. The words "believe," "expect," "anticipate," "should," "plan," "will," "may," "could," "intend," "estimate," "predict," "potential," "continue" or the negative of these terms and similar expressions, as they relate to LGL Group, are intended to identify forward-looking statements.

These forward-looking statements are based on current expectations and projections about future events and financial trends that may affect the financial condition, results of operations, business strategy and financial needs of the Company. They can be affected by inaccurate assumptions, including the risks, uncertainties and assumptions described in the filings made by LGL Group with the SEC, including those risks set forth under the heading "Risk Factors" in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 as filed with the SEC on March 30, 2026 and subsequent filings with the SEC. In light of these risks, uncertainties and assumptions, the forward-looking statements in this press release may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. When you consider these forward-looking statements, you should keep in mind these risk factors and other cautionary statements in this press release.

These forward-looking statements speak only as of the date of this press release. LGL Group undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

No Offer or Solicitation

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The Rights Offering is being conducted pursuant to the Registration Statement, including the prospectus forming a part thereof. The Registration Statement has not yet been declared effective by the SEC. No sale of the Rights or the shares of Common Stock issuable upon exercise of the Rights may occur, nor may offers to buy be accepted, prior to the time the Registration Statement becomes effective. Additional information regarding the Rights Offering will be set forth in a final prospectus to be filed with the SEC pursuant to Rule 424(b)(3) under the Securities Act of 1933, as amended, following effectiveness of the Registration Statement. Stockholders should read the prospectus carefully, including the risk factors included and incorporated by reference therein, when available. This press release contains only a summary of certain terms of the Rights Offering. Investors should carefully review the subscription rights certificate and related offering materials, when available, as they will contain important information regarding the Rights Offering and the Rights.

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Contact:

The LGL Group, Inc.

info@lglgroup.com